TRANSAMERICA INFORMATION MANAGEMENT SERVICES                       EXHIBIT 10.25
METROSCAN
1860 Howe Avenue, #455
Sacramento, CA 95825
(916) 921-6629
(800) 866-2783
(916) 921-6781 (FAX)          PAGE   1   of   4
                                   -----    -----
                      LICENSE AND SUBSCRIPTION AGREEMENT
                      ----------------------------------

     Subject to the terms and conditions on the reverse side, Transamerica Information Management Services ("TIMS") hereby grants a limited non-exclusive, non-transferable license to use the METROSCAN(TM) CD-ROM databases for the localities identified below, together with the METROSCAN(TM) Software and associated manuals and other printed material ("documentation") provided with this package (hereinafter referred to collectively as "METROSCAN(TM)") to the following person (hereinafter referred to as the "Licensee"):

LICENSE

     (SOLD TO)                                     (BILL TO)

Name   COMPS                                 Name    S A M E
    --------------------------------             -------------------------------
Company   COMPS                              Company____________________________
       -----------------------------
Address  5414 Oberlin Drive #300             Address____________________________
       -----------------------------
City San Diego  State  CA  Zip 92121         City______  State ____ Zip ________
    -----------       ----     -----
Phone 457-2274  FAX:  597-4886               Phone __________ FAX: ________
     ----------      ---------
BUSINESS TYPE: Com. R.E. Info
              ----------------------

     Subject to the terms and conditions on the reverse side, TIMS agrees to provide the licensee with METROSCAN(TM) for the following localities, and to
update those databases on a monthly basis.:   MidMonth Updates Where Avail.

                                              ----
 San Diego                   COUNTY DATA/MAPS/BOTH  _____    X  _____  =  1295.00
---------------------------                   ----                        -------
                                    ----      ----
 Los Angeles (A-B-C)         COUNTY DATA/MAPS/BOTH  _____    X  _____  =  2250.00
---------------------------         ----      ----                        -------
                                              ----
 Orange                      COUNTY DATA/MAPS/BOTH  _____    X  _____  =   500.00
---------------------------                   ----                        -------
                                              ----
 Riverside                   COUNTY DATA/MAPS/BOTH  _____    X  _____  =   500.00
---------------------------                   ----                        -------
                                              ----
 San Bernadino               COUNTY DATA/MAPS/BOTH  _____    X  _____  =   500.00
---------------------------                   ----                        -------
___________________________  NETWORKING FEES (IF APPLICABLE)           =  _______
                             CD-ROM DRIVE REQUIREMENT:                 =  _______
                             HARDWARE/SOFTWARE:                        =  _______

Diskette Type: [   ] 5 1/4"     [ X ] 3 1/2

-----------------------------------------
         SPECIAL INSTRUCTIONS

-----------------------------------------

 Invoice for full amt on page #4
----------------------------------
__________________________________
__________________________________
__________________________________
__________________________________
__________________________________

-----------------------------------------

PAYMENT TERMS: All invoices are due and payable upon receipt. Unpaid invoices are subject to late charges. MetroScan(TM) shipments will be suspended on past-due accounts.

Term of the agreement shall be for 12 months commencing 12/1 1992 to 12/1 1993
                                   --                   ---- ----    ---- ----
and is non-cancelable for that period; except that TIMS may terminate this Agreement at any time for non payment of the license fee or if Licensee fails to comply with any provision of this Agreement. This Agreement shall automatically renew annually unless written notice of cancellation is given by either party 60 days prior to the expiration date of each term.

_______ My check the amount of $_________________ is enclosed.
_______ Please charge my _____ VISA    _____ MASTERCARD

        Card Number: ____________  Expiration Date: __________

                            EQUIPMENT REQUIREMENTS:

IBM-PC/XT/AT, 386, PS/2 or compatible with 640K of RAM                    Computer Model:_____________________
Microsoft DOS___________                                                  Amount of Memory:___________________
Hard Disk (must have 2 mb of free space per county)                       DOS Version:________________________
Available expansion slot                                                  Amount of Free Space on Hard Disk___
Maps require VGA or EGA monitor & card                                    Monitor/Graphics Card:______________

WARNING! I HAVE BEEN INFORMED THAT I SHOULD BACK UP MY HARD DISK PRIOR TO THE INSTALLATION OF THE METROSCAN(TM) CD-ROM DRIVE INTERFACE CARD. I HOLD TIMS HARMLESS FOR THE INSTALLATION.

Licensee's Initials: _______________


                             TERMS AND CONDITIONS
                             --------------------

         CAREFULLY READ THE FOLLOWING TERMS AND CONDITIONS BEFORE YOU
              ENTER THIS LICENSE AGREEMENT. YOUR SIGNATURE BELOW
          CONSTITUTES YOUR ACCEPTANCE OF THESE TERMS AND CONDITIONS.


  OWNERSHIP OF METROSCAN(TM)

  MetroScan(TM) shall remain the property of Transamerica Information Management Services (TIMS) at all times and shall be surrendered to TIMS at the licensee's expense at such time as the License and Subscription Agreement shall be terminated. TIMS reserve the right to request that Licensee return all CD-ROM's, monthly updates, and documentation within 10 days of receipt of each new month's updates.

  PROHIBITED USES/YOU MAY:

     .    Use MetroScan(TM) on any compatible computer, provided you use it only one computer at a time.

     .    Use MetroScan(TM) on a network, file server or virtual disk, provided that access is limited to one user at a time and that you have the original copy of the documentation and the program disks. If MetroScan is used by multiple-users on a network, then each network node will bear a surcharge for MetroScan's network pricing schedule. TIMS is not responsible for the functionality or performance of the network operating system or software.

  PROHIBITED USES/YOU MAY NOT
                          ---

     .    Make copies of the documentation or program disks, except as described in the documentation.

     .    Loan, rent, sub-license, or otherwise transfer the software or the documentation, except as provided above.

     .    Alter, modify or adapt the software or documentation, including, but not limited to, translating, decompiling, disassembling or creating derivative works.

Licensee if not permitted to download more than 5,000 data records without explicit written permission from licensor.

  THIS LICENSE AND YOUR RIGHT TO USE THE SOFTWARE AUTOMATICALLY TERMINATE IF YOU FAIL TO COMPLY WITH ANY PROVISION OF THIS LICENSE AGREEMENT. UPON TERMINATION, YOU WILL IMMEDIATELY RETURN ALL DOCUMENTATION AND DISKS. LIMITED WARRANTY

  LIMITED WARRANTY

  TIMS warrants that MetroScan(TM) will substantially conform to published specifications and to the documentation, provided that it is used on the computer hardware and with the operating system for which it was designed.

TIMS also warrants that the magnetic media on which the software is distributed and the documentation are free from defects in materials and workmanship. TIMS will replace defective media or documentation or correct substantial software errors at no charge, provided Licensee returns the item with dated proof of payment to TIMS within ten (10) days of the date of delivery. If TIMS is unable to replace defective media or documentation or to correct substantial software errors, TIMS will refund the license fee. These are the Licensee's sole remedies for any breach of warranty.

                                DISCLAIMER

     (1) EXCEPT AS SPECIFICALLY PROVIDED ABOVE, TIMS MAKES NO WARRANTY OR REPRESENTATION, EITHER EXPRESS OR IMPLIED, WITH RESPECT TO THIS SOFTWARE OR DOCUMENTATION, INCLUDING THEIR QUALITY, PERFORMANCE, MERCHANTABILITY, OR FITNESS FOR A PARTICULAR PURPOSE. IN NO EVENT SHALL TIMS BE LIABLE FOR DIRECT, INDIRECT, SPECIAL, INCIDENTAL, OR CONSEQUENTIAL DAMAGES ARISING OUT OF THE USE OF OR INABILITY TO USE METROSCAN(TM) (AND/OR ASSOCIATED SOFTWARE OR DOCUMENTATION), EVEN IF ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. In particular, TIMS is not responsible for any costs, including, but not limited to, those incurred as a result of lost profits or revenue, loss of MetroScan(TM), loss of data, the cost of recovering such software or data, the cost of substitute software, or claims by third parties. In no case shall TIMS' liability exceed the amount of the license fee.

     (2) The information contained in MetroScan(TM) has been compiled from public records. However, it does not represent the official records of the County Assessor. These records are for information purposes only. No liability is assumed by the County Assessor or TIMS for the accuracy or completeness of this information. The user is directed to the office of the County Assessor for official assessment records.

     (3) THE WARRANTY AND LIMITATIONS SET FORTH ABOVE ARE EXCLUSIVE AND IN LIEU OF ALL OTHERS, ORAL OR WRITTEN, EXPRESS OR IMPLIED. No TIMS dealer, distributor, agent, or employee is authorized to make any modification or addition to the Limited Warranty set forth above.

     (4) Some states do not allow the exclusion or limitation of implied warranties or limitations of liability for incidental or consequential damages, so the above limitations or exclusions may not apply to this License.

NOTE: All orders are subject to approval by TIMS.

SUBSCRIBER SEE PAGE 4                    TRANSAMERICA INFORMATION MANAGEMENT
           ----------------------        REPRESENTATIVE ______________________
AUTHORIZED SIGNATURE

DATE: ___________________________        DATE: ___________________________

/s/ Christopher A. Crane 12/17/92        APPROVED BY: /s/ James E. Gregg

                                         DATE: 12/17/92
                                                ------------------------------

TRANSAMERICA INFORMATION MANAGEMENT SERVICES Supercedes all previous agreements METROSCAN
1860 Howe Avenue, #455
Sacramento, CA 95825
(916) 921-6629
(800) 866-2783
(916) 921-6781 (FAX)          PAGE   2   of   4
                                   -----    -----
                      LICENSE AND SUBSCRIPTION AGREEMENT
                      ----------------------------------

     Subject to the terms and conditions on the reverse side, Transamerica Information Management Services ("TIMS") hereby grants a limited non-exclusive, non-transferable license to use the METROSCAN(TM) CD-ROM databases for the localities identified below, together with the METROSCAN(TM) Software and associated manuals and other printed material ("documentation") provided with this package (hereinafter referred to collectively as "METROSCAN(TM)") to the following person (hereinafter referred to as the "Licensee"):

LICENSE

     (SOLD TO)                                     (BILL TO)

Name________________________________         Name_______________________________
Company   COMPS                              Company____________________________
       -----------------------------
Address_____________________________         Address____________________________
City___________ State ____ Zip _____         City_______ State ____ Zip ________
Phone__________ FAX:_________                Phone __________ FAX: ________

BUSINESS TYPE:
              ----------------------

     Subject to the terms and conditions on the reverse side, TIMS agrees to provide the licensee with METROSCAN(TM) for the following localities, and to update those databases on a monthly basis.: (MidMonth Updates Where Avail.)

                                              ----
 VENTURA                     COUNTY DATA/MAPS/BOTH  _____    X  _____  =   500.00
---------------------------                   ----                        -------
                                              ----
 CLARK, NV                   COUNTY DATA/MAPS/BOTH  _____    X  _____  =   500.00
---------------------------                   ----                        -------
                                              ----
 KING                        COUNTY DATA/MAPS/BOTH  _____    X  _____  =   500.00
---------------------------                   ----                        -------
                                              ----
 SNOHOMISH                   COUNTY DATA/MAPS/BOTH  _____    X  _____  =   500.00
---------------------------                   ----                        -------
                                              ----
 PIERCE                      COUNTY DATA/MAPS/BOTH  _____    X  _____  =   500.00
---------------------------                   ----                        -------
___________________________  NETWORKING FEES (IF APPLICABLE)           =  _______
                             CD-ROM DRIVE REQUIREMENT:                 =  _______
                             HARDWARE/SOFTWARE:                        =  _______

Diskette Type: [   ] 5 1/4"     [ X ] 3 1/2

------------------------------------
         SPECIAL INSTRUCTIONS

------------------------------------

__________________________________
__________________________________
__________________________________
__________________________________
__________________________________
__________________________________


------------------------------------


PAYMENT TERMS: All invoices are due and payable upon receipt. Unpaid invoices are subject to late charges. MetroScan(TM) shipments will be suspended on past-due accounts.

Term of the agreement shall be for 12 months commencing 12/1 1992 to 12/1 1993
                                   --                   ---- ----    ---- ----
and is non-cancelable for that period; except that TIMS may terminate this Agreement at any time for non payment of the license fee or if Licensee fails to comply with any provision of this Agreement. This Agreement shall automatically renew annually unless written notice of cancellation is given by either party 60 days prior to the expiration date of each term.

_______ My check the amount of $_________________ is enclosed.
_______ Please charge my _____ VISA    _____ MASTERCARD

        Card Number: ____________  Expiration Date: __________

                            EQUIPMENT REQUIREMENTS:

IBM-PC/XT/AT, 386, PS/2 or compatible with 640K of RAM                    Computer Model:_____________________
Microsoft DOS___________                                                  Amount of Memory:___________________
Hard Disk (must have 2 mb of free space per county)                       DOS Version:________________________
Available expansion slot                                                  Amount of Free Space on Hard Disk___
Maps require VGA or EGA monitor & card                                    Monitor/Graphics Card:______________

WARNING! I HAVE BEEN INFORMED THAT I SHOULD BACK UP MY HARD DISK PRIOR TO THE INSTALLATION OF THE METROSCAN(TM) CD-ROM DRIVE INTERFACE CARD. I HOLD TIMS HARMLESS FOR THE INSTALLATION.

Licensee's Initials: _______________


                             TERMS AND CONDITIONS
                             --------------------

CAREFULLY READ THE FOLLOWING TERMS AND CONDITIONS BEFORE YOU ENTER THIS LICENSE
                                  AGREEMENT.
YOUR SIGNATURE BELOW CONSTITUTES YOUR ACCEPTANCE OF THESE TERMS AND CONDITIONS.


  OWNERSHIP OF METROSCAN(TM)

  MetroScan(TM) shall remain the property of Transamerica Information Management Services (TIMS) at all times and shall be surrendered to TIMS at the licensee's expense at such time as the License and Subscription Agreement shall be terminated. TIMS reserve the right to request that Licensee return all CD-ROM's, monthly updates, and documentation within 10 days of receipt of each new month's updates.

  PROHIBITED USES/YOU MAY:

     .    Use MetroScan(TM) on any compatible computer, provided you use it only one computer at a time.

     .    Use MetroScan(TM) on a network, file server or virtual disk, provided that access is limited to one user at a time and that you have the original copy of the documentation and the program disks. If MetroScan is used by multiple-users on a network, then each network node will bear a surcharge for MetroScan's network pricing schedule. TIMS is not responsible for the functionality or performance of the network operating system or software.

  PROHIBITED USES/YOU MAY NOT
                          ---

     .    Make copies of the documentation or program disks, except as described in the documentation.

     .    Loan, rent, sub-license, or otherwise transfer the software or the documentation, except as provided above.

     .    Alter, modify or adapt the software or documentation, including, but not limited to, translating, decompiling, disassembling or creating derivative works.

Licensee if not permitted to download more than 5,000 data records without explicit written permission from licensor.

  THIS LICENSE AND YOUR RIGHT TO USE THE SOFTWARE AUTOMATICALLY TERMINATE IF YOU FAIL TO COMPLY WITH ANY PROVISION OF THIS LICENSE AGREEMENT. UPON TERMINATION, YOU WILL IMMEDIATELY RETURN ALL DOCUMENTATION AND DISKS. LIMITED WARRANTY

  LIMITED WARRANTY

  TIMS warrants that MetroScan(TM) will substantially conform to published specifications and to the documentation, provided that it is used on the computer hardware and with the operating system for which it was designed.

TIMS also warrants that the magnetic media on which the software is distributed and the documentation are free from defects in materials and workmanship. TIMS will replace defective media or documentation or correct substantial software errors at no charge, provided Licensee returns the item with dated proof of payment to TIMS within ten (10) days of the date of delivery. If TIMS is unable to replace defective media or documentation or to correct substantial software errors, TIMS will refund the license fee. These are the Licensee's sole remedies for any breach of warranty.

                                DISCLAIMER

     (1) EXCEPT AS SPECIFICALLY PROVIDED ABOVE, TIMS MAKES NO WARRANTY OR REPRESENTATION, EITHER EXPRESS OR IMPLIED, WITH RESPECT TO THIS SOFTWARE OR DOCUMENTATION, INCLUDING THEIR QUALITY, PERFORMANCE, MERCHANTABILITY, OR FITNESS FOR A PARTICULAR PURPOSE. IN NO EVENT SHALL TIMS BE LIABLE FOR DIRECT, INDIRECT, SPECIAL, INCIDENTAL, OR CONSEQUENTIAL DAMAGES ARISING OUT OF THE USE OF OR INABILITY TO USE METROSCAN(TM) (AND/OR ASSOCIATED SOFTWARE OR DOCUMENTATION), EVEN IF ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. In particular, TIMS is not responsible for any costs, including, but not limited to, those incurred as a result of lost profits or revenue, loss of MetroScan(TM), loss of data, the cost of recovering such software or data, the cost of substitute software, or claims by third parties. In no case shall TIMS' liability exceed the amount of the license fee.

     (2) The information contained in MetroScan(TM) has been compiled from public records. However, it does not represent the official records of the County Assessor. These records are for information purposes only. No liability is assumed by the County Assessor or TIMS for the accuracy or completeness of this information. The user is directed to the office of the County Assessor for official assessment records.

     (3) THE WARRANTY AND LIMITATIONS SET FORTH ABOVE ARE EXCLUSIVE AND IN LIEU OF ALL OTHERS, ORAL OR WRITTEN, EXPRESS OR IMPLIED. No TIMS dealer, distributor, agent, or employee is authorized to make any modification or addition to the Limited Warranty set forth above.

     (4) Some states do not allow the exclusion or limitation of implied warranties or limitations of liability for incidental or consequential damages, so the above limitations or exclusions may not apply to this License.

NOTE: All orders are subject to approval by TIMS.

SUBSCRIBER  SEE PAGE 4                   TRANSAMERICA INFORMATION MANAGEMENT
           -----------------------       REPRESENTATIVE ______________________
AUTHORIZED SIGNATURE

DATE:-----------------------------       DATE: _______________________________

/s/ Christopher A. Crane  12/17/92       APPROVED BY: /s/ James E. Gregg
                                                     -------------------------

                                         DATE: 12/17/92
                                              --------------------------------

TRANSAMERICA INFORMATION MANAGEMENT SERVICES   Supercedes all previous agreement
METROSCAN
1860 Howe Avenue, #455
Sacramento, CA 95825
(916) 921-6629
(800) 866-2783
(916) 921-6781 (FAX)          PAGE   3   of   4
                                   -----    -----
                      LICENSE AND SUBSCRIPTION AGREEMENT
                      ----------------------------------

     Subject to the terms and conditions on the reverse side, Transamerica Information Management Services ("TIMS") hereby grants a limited non-exclusive, non-transferable license to use the METROSCAN(TM) CD-ROM databases for the localities identified below, together with the METROSCAN(TM) Software and associated manuals and other printed material ("documentation") provided with this package (hereinafter referred to collectively as "METROSCAN(TM)") to the following person (hereinafter referred to as the "Licensee"):

LICENSE

     (SOLD TO)                                     (BILL TO)

Name________________________________         Name_______________________________
Company   COMPS                              Company____________________________
       -----------------------------
Address_____________________________         Address____________________________
City___________ State ____ Zip _____         City ______ State _____ Zip ______
Phone _________ FAX: _________               Phone __________ FAX: ________

BUSINESS TYPE:______________________

     Subject to the terms and conditions on the reverse side, TIMS agrees to provide the licensee with METROSCAN(TM) for the following localities, and to update those databases on a monthly basis.: (MidMonth Updates Where Avail.)

                                              ----
 ALAMEDA                     COUNTY DATA/MAPS/BOTH  _____    X  _____  =   500.00
---------------------------                   ----                        -------
                                              ----
 SAN FRANCISCO               COUNTY DATA/MAPS/BOTH  _____    X  _____  =   500.00
---------------------------                   ----                        -------
                                              ----
 MARIN                       COUNTY DATA/MAPS/BOTH  _____    X  _____  =   500.00
---------------------------                   ----                        -------
                                              ----
 SANTA CLARA                 COUNTY DATA/MAPS/BOTH  _____    X  _____  =   500.00
---------------------------                   ----                        -------
                                              ----
 CONTRA COSTA                COUNTY DATA/MAPS/BOTH  _____    X  _____  =   500.00
---------------------------                   ----                        -------
___________________________  NETWORKING FEES (IF APPLICABLE)           =  _______
                             CD-ROM DRIVE REQUIREMENT:                 =  _______
                             HARDWARE/SOFTWARE:                        =  _______

Diskette Type: [   ] 5 1/4"     [ X ] 3 1/2

---------------------------------------
         SPECIAL INSTRUCTIONS

---------------------------------------

__________________________________
__________________________________
__________________________________
__________________________________
__________________________________
__________________________________


---------------------------------------


PAYMENT TERMS: All invoices are due and payable upon receipt. Unpaid invoices are subject to late charges. MetroScan(TM) shipments will be suspended on past-due accounts.

Term of the agreement shall be for 12 months commencing 12/1 1992 to 12/1 1993
                                   --                   ---- ----    ---- ----
and is non-cancelable for that period; except that TIMS may terminate this Agreement at any time for non payment of the license fee or if Licensee fails to comply with any provision of this Agreement. This Agreement shall automatically renew annually unless written notice of cancellation is given by either party 60 days prior to the expiration date of each term.

_______ My check the amount of $_________________ is enclosed.
_______ Please charge my _____ VISA    _____ MASTERCARD

        Card Number: ____________  Expiration Date: __________

                            EQUIPMENT REQUIREMENTS:

IBM-PC/XT/AT, 386, PS/2 or compatible with 640K of RAM                    Computer Model:_____________________
Microsoft DOS___________                                                  Amount of Memory:___________________
Hard Disk (must have 2 mb of free space per county)                       DOS Version:________________________
Available expansion slot                                                  Amount of Free Space on Hard Disk___
Maps require VGA or EGA monitor & card                                    Monitor/Graphics Card:______________

WARNING! I HAVE BEEN INFORMED THAT I SHOULD BACK UP MY HARD DISK PRIOR TO THE INSTALLATION OF THE METROSCAN(TM) CD-ROM DRIVE INTERFACE CARD. I HOLD TIMS HARMLESS FOR THE INSTALLATION.

Licensee's Initials: _______________


                             TERMS AND CONDITIONS
                             --------------------

CAREFULLY READ THE FOLLOWING TERMS AND CONDITIONS BEFORE YOU ENTER THIS LICENSE
                                  AGREEMENT.
YOUR SIGNATURE BELOW CONSTITUTES YOUR ACCEPTANCE OF THESE TERMS AND CONDITIONS.


  OWNERSHIP OF METROSCAN(TM)

  MetroScan(TM) shall remain the property of Transamerica Information Management Services (TIMS) at all times and shall be surrendered to TIMS at the licensee's expense at such time as the License and Subscription Agreement shall be terminated. TIMS reserve the right to request that Licensee return all CD-ROM's, monthly updates, and documentation within 10 days of receipt of each new month's updates.

  PROHIBITED USES/YOU MAY:

     .    Use MetroScan(TM) on any compatible computer, provided you use it only one computer at a time.

     .    Use MetroScan(TM) on a network, file server or virtual disk, provided that access is limited to one user at a time and that you have the original copy of the documentation and the program disks. If MetroScan is used by multiple-users on a network, then each network node will bear a surcharge for MetroScan's network pricing schedule. TIMS is not responsible for the functionality or performance of the network operating system or software.

  PROHIBITED USES/YOU MAY NOT
                          ---

     .    Make copies of the documentation or program disks, except as described in the documentation.

     .    Loan, rent, sub-license, or otherwise transfer the software or the documentation, except as provided above.

     .    Alter, modify or adapt the software or documentation, including, but not limited to, translating, decompiling, disassembling or creating derivative works.

Licensee if not permitted to download more than 5,000 data records without explicit written permission from licensor.

  THIS LICENSE AND YOUR RIGHT TO USE THE SOFTWARE AUTOMATICALLY TERMINATE IF YOU FAIL TO COMPLY WITH ANY PROVISION OF THIS LICENSE AGREEMENT. UPON TERMINATION, YOU WILL IMMEDIATELY RETURN ALL DOCUMENTATION AND DISKS. LIMITED WARRANTY

  LIMITED WARRANTY

  TIMS warrants that MetroScan(TM) will substantially conform to published specifications and to the documentation, provided that it is used on the computer hardware and with the operating system for which it was designed.

TIMS also warrants that the magnetic media on which the software is distributed and the documentation are free from defects in materials and workmanship. TIMS will replace defective media or documentation or correct substantial software errors at no charge, provided Licensee returns the item with dated proof of payment to TIMS within ten (10) days of the date of delivery. If TIMS is unable to replace defective media or documentation or to correct substantial software errors, TIMS will refund the license fee. These are the Licensee's sole remedies for any breach of warranty.

                                DISCLAIMER

     (1) EXCEPT AS SPECIFICALLY PROVIDED ABOVE, TIMS MAKES NO WARRANTY OR REPRESENTATION, EITHER EXPRESS OR IMPLIED, WITH RESPECT TO THIS SOFTWARE OR DOCUMENTATION, INCLUDING THEIR QUALITY, PERFORMANCE, MERCHANTABILITY, OR FITNESS FOR A PARTICULAR PURPOSE. IN NO EVENT SHALL TIMS BE LIABLE FOR DIRECT, INDIRECT, SPECIAL, INCIDENTAL, OR CONSEQUENTIAL DAMAGES ARISING OUT OF THE USE OF OR INABILITY TO USE METROSCAN(TM) (AND/OR ASSOCIATED SOFTWARE OR DOCUMENTATION), EVEN IF ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. In particular, TIMS is not responsible for any costs, including, but not limited to, those incurred as a result of lost profits or revenue, loss of MetroScan(TM), loss of data, the cost of recovering such software or data, the cost of substitute software, or claims by third parties. In no case shall TIMS' liability exceed the amount of the license fee.

     (2) The information contained in MetroScan(TM) has been compiled from public records. However, it does not represent the official records of the County Assessor. These records are for information purposes only. No liability is assumed by the County Assessor or TIMS for the accuracy or completeness of this information. The user is directed to the office of the County Assessor for official assessment records.

     (3) THE WARRANTY AND LIMITATIONS SET FORTH ABOVE ARE EXCLUSIVE AND IN LIEU OF ALL OTHERS, ORAL OR WRITTEN, EXPRESS OR IMPLIED. No TIMS dealer, distributor, agent, or employee is authorized to make any modification or addition to the Limited Warranty set forth above.

     (4) Some states do not allow the exclusion or limitation of implied warranties or limitations of liability for incidental or consequential damages, so the above limitations or exclusions may not apply to this License.

NOTE: All orders are subject to approval by TIMS.

                                            TRANSAMERICA INFORMATION MANAGEMENT
                                            REPRESENTATIVE ____________________



                                            DATE: _____________________________

                                            APPROVED BY: /s/ James E. Gregg
                                                         ----------------------

                                            DATE: 12/17/92
                                                 ------------------------------


SUBSCRIBER   SEE PAGE 4
             ------------------------
AUTHORIZED SIGNATURE


DATE: _______________________________

/s/ Christopher A. Crane 12/17/98

TRANSAMERICA INFORMATION MANAGEMENT SERVICES Supercedes all previous agreements METROSCAN
1860 Howe Avenue, #455
Sacramento, CA 95825
(916) 921-6629
(800) 866-2783
(916) 921-6781 (FAX)          PAGE   4   of   4
                                   -----    -----
                      LICENSE AND SUBSCRIPTION AGREEMENT
                      ----------------------------------

     Subject to the terms and conditions on the reverse side, Transamerica Information Management Services ("TIMS") hereby grants a limited non-exclusive, non-transferable license to use the METROSCAN(TM) CD-ROM databases for the localities identified below, together with the METROSCAN(TM) Software and associated manuals and other printed material ("documentation") provided with this package (hereinafter referred to collectively as "METROSCAN(TM)") to the following person (hereinafter referred to as the "Licensee"):

LICENSE

     (SOLD TO)                                     (BILL TO)

Name________________________________         Name ______________________________
Company   COMPS                              Company____________________________
       -----------------------------
Address_____________________________         Address____________________________
City _________  State ____ Zip _____         City ______ State ____ Zip ________
Phone _________ FAX: _________               Phone __________ FAX:_________

BUSINESS TYPE:______________________

     Subject to the terms and conditions on the reverse side, TIMS agrees to provide the licensee with METROSCAN(TM) for the following localities, and to update those databases on a monthly basis.: (MidMonth Updates Where Avail.)

                                              ----
 SAN JOAQUIN                 COUNTY DATA/MAPS/BOTH  _____    X  _____  =   500.00
---------------------------                   ----                       --------
                                              ----
 STANISLAUS                  COUNTY DATA/MAPS/BOTH  _____    X  _____  =   500.00
---------------------------                   ----                       --------
                                              ----
 SACRAMENTO                  COUNTY DATA/MAPS/BOTH  _____    X  _____  =   500.00
---------------------------                   ----                       --------
                                              ----
 SONOMA                      COUNTY DATA/MAPS/BOTH  _____    X  _____  =   500.00
---------------------------                   ----                       --------
                                              ----
 SAN MATEO                   COUNTY DATA/MAPS/BOTH  _____    X  _____  =   500.00
---------------------------                   ----                       --------
___________________________                                   Subtotal = 12545.00
                                                                         --------
                                                    Less 25%          =  *3136.25
                                                                         --------
* means less than

Diskette Type: [   ] 5 1/4"     [ X ] 3 1/2

-------------------------------------------------------------------------------------
         SPECIAL INSTRUCTIONS                SUBTOTAL:              $     9408.75
                                                                     ---------------
                                             State Sales Tax        $_______________
-------------------------------------------------------------------------------------
__________________________________           Account Initiation Fee  $_____________
TAX-EXEMPT-CA RESALE #                       (Training, Software
----------------------------------           Support, Customer Hotline and Freight)
SEE ATTACHED CARD                            Installation Fee        $    9408.75
----------------------------------                                    -------------
__________________________________           TOTAL PRICE             $_____________
__________________________________           LESS DEPOSIT            $_____________
__________________________________            BALANCE DUE            $_____________

-------------------------------------------------------------------------------------

PAYMENT TERMS: All invoices are due and payable upon receipt. Unpaid invoices are subject to late charges. MetroScan(TM) shipments will be suspended on past-due accounts.

Term of the agreement shall be for 12 months commencing 12/1 1992 to 12/1 1993
                                   --                   ---- ----    ---- ----
and is non-cancelable for that period; except that TIMS may terminate this Agreement at any time for non payment of the license fee or if Licensee fails to comply with any provision of this Agreement. This Agreement shall automatically renew annually unless written notice of cancellation is given by either party 60 days prior to the expiration date of each term.

_______ My check the amount of $_________________ is enclosed.
_______ Please charge my _____ VISA    _____ MASTERCARD

        Card Number: ____________  Expiration Date: __________

                            EQUIPMENT REQUIREMENTS:

IBM-PC/XT/AT, 386, PS/2 or compatible with 640K of RAM                    Computer Model:_____________________
Microsoft DOS___________                                                  Amount of Memory:___________________
Hard Disk (must have 2 mb of free space per county)                       DOS Version:________________________
Available expansion slot                                                  Amount of Free Space on Hard Disk___
Maps require VGA or EGA monitor & card                                    Monitor/Graphics Card:______________

WARNING! I HAVE BEEN INFORMED THAT I SHOULD BACK UP MY HARD DISK PRIOR TO THE INSTALLATION OF THE METROSCAN(TM) CD-ROM DRIVE INTERFACE CARD. I HOLD TIMS HARMLESS FOR THE INSTALLATION.

Licensee's Initials: _______________


                             TERMS AND CONDITIONS
                             --------------------

CAREFULLY READ THE FOLLOWING TERMS AND CONDITIONS BEFORE YOU ENTER THIS LICENSE AGREEMENT. YOUR SIGNATURE BELOW CONSTITUTES YOUR ACCEPTANCE OF THESE TERMS AND
                                  CONDITIONS.


  OWNERSHIP OF METROSCAN(TM)

  MetroScan(TM) shall remain the property of Transamerica Information Management Services (TIMS) at all times and shall be surrendered to TIMS at the licensee's expense at such time as the License and Subscription Agreement shall be terminated. TIMS reserve the right to request that Licensee return all CD-ROM's, monthly updates, and documentation within 10 days of receipt of each new month's updates.

  PROHIBITED USES/YOU MAY:

     .    Use MetroScan(TM) on any compatible computer, provided you use it only one computer at a time.

     .    Use MetroScan(TM) on a network, file server or virtual disk, provided that access is limited to one user at a time and that you have the original copy of the documentation and the program disks. If MetroScan is used by multiple-users on a network, then each network node will bear a surcharge for MetroScan's network pricing schedule. TIMS is not responsible for the functionality or performance of the network operating system or software.

  PROHIBITED USES/YOU MAY NOT
                          ---

     .    Make copies of the documentation or program disks, except as described in the documentation.

     .    Loan, rent, sub-license, or otherwise transfer the software or the documentation, except as provided above.

     .    Alter, modify or adapt the software or documentation, including, but not limited to, translating, decompiling, disassembling or creating derivative works.

Licensee if not permitted to download more than 5,000 data records without explicit written permission from licensor.

  THIS LICENSE AND YOUR RIGHT TO USE THE SOFTWARE AUTOMATICALLY TERMINATE IF YOU FAIL TO COMPLY WITH ANY PROVISION OF THIS LICENSE AGREEMENT. UPON TERMINATION, YOU WILL IMMEDIATELY RETURN ALL DOCUMENTATION AND DISKS. LIMITED WARRANTY

  LIMITED WARRANTY

  TIMS warrants that MetroScan(TM) will substantially conform to published specifications and to the documentation, provided that it is used on the computer hardware and with the operating system for which it was designed.

TIMS also warrants that the magnetic media on which the software is distributed and the documentation are free from defects in materials and workmanship. TIMS will replace defective media or documentation or correct substantial software errors at no charge, provided Licensee returns the item with dated proof of payment to TIMS within ten (10) days of the date of delivery. If TIMS is unable to replace defective media or documentation or to correct substantial software errors, TIMS will refund the license fee. These are the Licensee's sole remedies for any breach of warranty.

                                DISCLAIMER

     (1) EXCEPT AS SPECIFICALLY PROVIDED ABOVE, TIMS MAKES NO WARRANTY OR REPRESENTATION, EITHER EXPRESS OR IMPLIED, WITH RESPECT TO THIS SOFTWARE OR DOCUMENTATION, INCLUDING THEIR QUALITY, PERFORMANCE, MERCHANTABILITY, OR FITNESS FOR A PARTICULAR PURPOSE. IN NO EVENT SHALL TIMS BE LIABLE FOR DIRECT, INDIRECT, SPECIAL, INCIDENTAL, OR CONSEQUENTIAL DAMAGES ARISING OUT OF THE USE OF OR INABILITY TO USE METROSCAN(TM) (AND/OR ASSOCIATED SOFTWARE OR DOCUMENTATION), EVEN IF ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. In particular, TIMS is not responsible for any costs, including, but not limited to, those incurred as a result of lost profits or revenue, loss of MetroScan(TM), loss of data, the cost of recovering such software or data, the cost of substitute software, or claims by third parties. In no case shall TIMS' liability exceed the amount of the license fee.

     (2) The information contained in MetroScan(TM) has been compiled from public records. However, it does not represent the official records of the County Assessor. These records are for information purposes only. No liability is assumed by the County Assessor or TIMS for the accuracy or completeness of this information. The user is directed to the office of the County Assessor for official assessment records.

     (3) THE WARRANTY AND LIMITATIONS SET FORTH ABOVE ARE EXCLUSIVE AND IN LIEU OF ALL OTHERS, ORAL OR WRITTEN, EXPRESS OR IMPLIED. No TIMS dealer, distributor, agent, or employee is authorized to make any modification or addition to the Limited Warranty set forth above.

     (4) Some states do not allow the exclusion or limitation of implied warranties or limitations of liability for incidental or consequential damages, so the above limitations or exclusions may not apply to this License.

NOTE: All orders are subject to approval by TIMS.



                                             TRANSAMERICA INFORMATION MANAGEMENT
SUBSCRIBER  /s/ Christopher A. Crane         REPRESENTATIVE  JAMES S. GREGG
           -------------------------------                  --------------------
AUTHORIZED SIGNATURE  PRESIDENT
                                             DATE: _____________________________

DATE: 12/17/92                               APPROVED BY: /s/ James E. Gregg
     -------------------------------------               ----------------------

                                             DATE: 12/17/92
                                                  ------------------------------

                ADDENDUM TO LICENSE AND SUBSCRIPTION AGREEMENT
                                    BETWEEN
                    BUSINESS REAL ESTATE INFORMATION CORP.
                                      AND
                 TRANSAMERICA INFORMATION MANAGEMENT SERVICES


The License and Subscription Agreement ("Agreement") between Business Real Estate Information Corp., dba COMPS ("COMPS") and Transamerica Information Management Services ("TIMS") for METROSCAN services is clarified or modified in the following respects:

1. ANNUAL PRICING: The prices set forth in the Agreement are annual charges and are due and payable at the beginning of the 1 year term.

2. DELIVERIES AND ACCESS TO INFORMATION: TIMS will use its best efforts to deliver periodic updates of METROSCAN information to COMPS on a first priority basis. TIMS will make METROSCAN data available to COMPS for those counties to which COMPS has subscribed through its planned on-line services, modern transfer or floppy disks services as soon as they become available, and permit COMPS access to that information as frequently as reasonably possible.

3. USE OF MERTOSCAN INFORMATION. TIMS acknowledges that COMPS will be using the METROSCAN information it receives in connection with its activities as a provider of "value added information". It is agreed, therefore, that COMPS may use the METROSCAN information in the following ways:

     A. COMPS may use the information for initial research purposes and then republish that information in a "value added" format, i.e. in conjunction with additional information obtained by COMPS from other sources or through it own research.

     B. COMPS may directly publish copies of the METROSCAN maps provided as part of the service, with appropriate credit to METROCSAN and protections for METROSCAN'S copyrights and trademarks.

     C. COMPS may use the METROSCAN information through a local area network wholly within the COMPS offices.

     D. COMPS understand that METROSCAN data will be used in conjunction with existing COMPS services. This information will not be sold or distributed to any organization outside of COMPS.

4. PROSPECT LIST - BROKERS: COMPS will provide names to TIMS from its Qualified Prospect List of Brokers at a 25% discount off the regular published price, with the understanding that TIMS will not republish this information or any other information which may be published by or obtained from COMPS, either alone or together with other information, without COMPS' prior written approval.

5. RIGHT TO RENEW: At the end of each of the initial term of the Agreement and each of the 9 year following the initial term of the Agreement, COMPS shall have the right to renew this Agreement for an additional year on the following terms:

     A. The annual pricing on a renewal of the Agreement shall be the same as the initial pricing, plus any regular price increase instituted by TIMS effective for that renewal year, but adjusted to account for the 25% discount granted to COMPS in the Agreement's initial pricing. The annual fee shall be paid by COMPS at the commencement of the renewal term.

     B. At any time during the term of the original Agreement or any renewal thereof, COMPS may add or reinstate, at the end of any term discontinue, the METROSCAN service for any county for which the METROSCAN service of offered. Pricing shall reflect the initial 25% discount and, for additions or reinstatements during the term of an Agreement, will be prorated on an annual basis. Payment for additions or reinstatements during the term of the Agreement will be made at the time of the addition or reinstatement.

6. SUCCESSORS: The Agreement be assumed by successors to COMPS in the provision of the value added information services it currently or in the future may offer.

Business Real Estate Information Corp.

By: /s/ Christopher A. Crane, President
12/17/92


Transamerica Information Management Services

By: /s/ James E. Gregg
Vice President 12/17/92